                                   EXHIBIT 16

            SCHEDULE OF COMPUTATIONS FOR EACH PERFORMANCE QUOTATION
                     PROVIDED IN THE REGISTRATION STATEMENT


                                                           ONE YEAR       FIVE YEAR        TEN YEAR
                                                         TOTAL RETURN    TOTAL RETURN    TOTAL RETURN
                                                         ------------    ------------    ------------
(1) TOTAL RETURN
     (A) INITIAL INVESTMENT............................   $  1,000.00     $  1,000.00     $  1,000.00
         Multiplied by 0.96............................         X0.96           X0.96           X0.96
         Less $15.00...................................   -$    15.00     -$    15.00     -$    15.00
         Less $.50.....................................   -$     0.50     -$     0.50     -$     0.50
         EQUALS NET INITIAL INVESTMENT ................   $    944.50     $    944.50     $    944.50
                                                          ===========     ===========     ===========
     (B) NET INITIAL INVESTMENT........................   $    944.50     $    944.50     $    944.50
         DIVIDED BY ACCUMULATION UNIT VALUE ON
            PURCHASE DATE..............................   /$  12.1986     /$   8.8663     /$   4.4670
         EQUALS NUMBER OF ACCUMULATION UNITS
            PURCHASED..................................         77.43          106.53          211.44
                                                          ===========     ===========     ===========
     (C) ACCUMULATION UNIT VALUE AT THE END
            OF TIME PERIOD.............................   $   15.3389     $   15.3389     $   15.3389
         MULTIPLIED BY NUMBER OF ACCUMULATION UNITS
            PURCHASED..................................        X77.43         X106.53         X211.44
         EQUALS ENDING VALUE...........................   $  1,187.69     $  1,634.05     $  3,243.26
                                                          ===========     ===========     ===========
     (D) ENDING VALUE..................................   $  1,187.69     $  1,634.05     $  3,243.26
         MINUS INITIAL INVESTMENT......................   -$ 1,000.00     -$ 1,000.00     -$ 1,000.00
         EQUALS TOTAL DOLLAR RETURN....................   $    187.69     $    634.05     $  2,243.26
                                                          ===========     ===========     ===========
     (E) TOTAL DOLLAR RETURN...........................   $    187.69     $    634.05     $  2,243.26
         DIVIDED BY INITIAL INVESTMENT.................   /$ 1,000.00     /$ 1,000.00     /$ 1,000.00
         Multiplied by 100.............................          X100            X100            X100
         EQUALS TOTAL RETURN FOR THE PERIOD EXPRESSED
          AS A PERCENTAGE..............................         18.77%          63.41%         224.33%
                                                          ===========     ===========     ===========


(2) AVERAGE ANNUAL TOTAL RETURN


     Average annual total return quotations for the one, five and ten year periods ended December 31, 1996 are computed using the formula below:



                                P (1+T)**n = ERV


    Where:   P    =    a hypothetical initial investment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending value of a hypothetical $1,000 investment as of
                         the end of the one, five and ten year periods computed in accordance with the formula shown in (1) above.


    Thus:


                  ONE YEAR AVERAGE                        FIVE YEAR AVERAGE                       TEN YEAR AVERAGE
                   ANNUAL RETURN                            ANNUAL RETURN                          ANNUAL RETURN
             --------------------------               --------------------------             --------------------------
            $1,000 (1+T)**1 = $1,187.69             $1,000 (1+T)**5 = $1,634.05           $1,000 (1+T)**10 = $3,243.26
                     T = 18.77%                               T = 10.32%                             T = 12.49%




           ** Raise to the power of

(3) ENDING VALUE OF INVESTING $100 PER MONTH FOR VARIOUS TIME PERIODS


              n
           [ E (Mi/Vi) ] X ACCUMULATION UNIT VALUE AT END OF PERIOD i=1



    Where: E = summation


           M = $100 monthly investment less sales charges and other fees

           V = accumulation unit value on the monthly purchase date

           n = number of months in time period



              ENDING VALUE OF INVESTING $100 PER MONTH FOR 1 YEAR


                                                         (M)
                                                      AMOUNT TO                          (M/V)
      (I-N)                                          INVEST AFTER          (V)        ACCUMULATION
     DATE OF                                        SALES CHARGES     ACCUMULATION       UNITS
     PURCHASE                                       AND OTHER FEES     UNIT VALUE      PURCHASED
   -------------                                    --------------    ------------    ------------
    01-Jan-96.......................................      80.50          12.1986          6.5991
    01-Feb-96.......................................      95.50          12.6534          7.5474
    01-Mar-96.......................................      95.50          12.9736          7.3611
    01-Apr-96.......................................      95.50          13.1886          7.2411
    01-May-96.......................................      95.50          13.2925          7.1845
    01-Jun-96.......................................      95.50          13.5619          7.0418
    01-Jul-96.......................................      95.50          13.8247          6.9079
    01-Aug-96.......................................      95.50          13.4421          7.1045
    01-Sep-96.......................................      95.50          13.4077          7.1228
    01-Oct-96.......................................      95.50          14.3005          6.6781
    01-Nov-96.......................................      95.50          14.5744          6.5526
    01-Dec-96.......................................      95.50          15.5372          6.1465
                                                                                        --------
              Total Units Purchased:                                                     83.4874
                                                                                            X
              Accumulation Unit Value (12/31/96):                                       $15.3389
                                                                                            =
              Ending Value (12/31/96):                                                  $  1,281
                                                                                        ========

              ENDING VALUE OF INVESTING $100 PER MONTH FOR 5 YEARS


      (i-n)                                              (M)              (V)            (M/V)
                                                      AMOUNT TO
                                                     INVEST AFTER                     ACCUMULATION
     DATE OF                                        SALES CHARGES     ACCUMULATION       UNITS
     PURCHASE                                       AND OTHER FEES     UNIT VALUE      PURCHASED
   -------------                                    --------------    ------------    ------------
    01-Jan-92.......................................      80.50           8.8663          9.0793
    01-Feb-92.......................................      95.50           8.6582         11.0300
    01-Mar-92.......................................      95.50           8.6614         11.0259
    01-Apr-92.......................................      95.50           8.5176         11.2121
    01-May-92.......................................      95.50           8.5481         11.1721
    01-Jun-92.......................................      95.50           8.6905         10.9890
    01-Jul-92.......................................      95.50           8.5233         11.2046
    01-Aug-92.......................................      95.50           8.7179         10.9545
    01-Sep-92.......................................      95.50           8.6883         10.9918
    01-Oct-92.......................................      95.50           8.6729         11.0113
    01-Nov-92.......................................      95.50           8.7472         10.9178
    01-Dec-92.......................................      95.50           8.9620         10.6561
    01-Jan-93.......................................      95.50           9.1081         10.4852
    01-Feb-93.......................................      95.50           9.2553         10.3184
    01-Mar-93.......................................      95.50           9.0701         10.5291
    01-Apr-93.......................................      95.50           9.2795         10.2915
    01-May-93.......................................      95.50           8.9096         10.7188
    01-Jun-93.......................................      95.50           9.1733         10.4106
    01-Jul-93.......................................      95.50           9.0810         10.5165
    01-Aug-93.......................................      95.50           9.1075         10.4859
    01-Sep-93.......................................      95.50           9.4526         10.1030
    01-Oct-93.......................................      95.50           9.4595         10.0957
    01-Nov-93.......................................      95.50           9.6088          9.9388
    01-Dec-93.......................................      95.50           9.3918         10.1684
    01-Jan-94.......................................      95.50           9.7488          9.7961
    01-Feb-94.......................................      95.50           9.9856          9.5638
    01-Mar-94.......................................      95.50           9.3822         10.1788
    01-Apr-94.......................................      95.50           9.0780         10.5199
    01-May-94.......................................      95.50           9.1072         10.4862
    01-Jun-94.......................................      95.50           9.3466         10.2176
    01-Jul-94.......................................      95.50           9.0101         10.5992
    01-Aug-94.......................................      95.50           9.4414         10.1150
    01-Sep-94.......................................      95.50           9.6275          9.9195
    01-Oct-94.......................................      95.50           9.3450         10.2194
    01-Nov-94.......................................      95.50           9.4603         10.0948
    01-Dec-94.......................................      95.50           9.0420         10.5618
    01-Jan-95.......................................      95.50           9.0288         10.5773
    01-Feb-95.......................................      95.50           9.1534         10.4333
    01-Mar-95.......................................      95.50           9.4018         10.1576
    01-Apr-95.......................................      95.50           9.7214          9.8237
    01-May-95.......................................      95.50           9.9893          9.5602

     (i-n)                                               (M)              (V)            (M/V)
                                                      AMOUNT TO
                                                     INVEST AFTER                     ACCUMULATION
    DATE OF                                         SALES CHARGES     ACCUMULATION       UNITS
    PURCHASE                                        AND OTHER FEES     UNIT VALUE      PURCHASED
    --------                                        --------------     ----------      ---------
    01-Jun-95.......................................      95.50          10.3774          9.2027
    01-Jul-95.......................................      95.50          10.8929          8.7672
    01-Aug-95.......................................      95.50          10.9572          8.7157
    01-Sep-95.......................................      95.50          11.1328          8.5783
    01-Oct-95.......................................      95.50          11.3685          8.4004
    01-Nov-95.......................................      95.50          11.6024          8.2311
    01-Dec-95.......................................      95.50          11.9440          7.9956
    01-Jan-96.......................................      95.50          12.1986          7.8288
    01-Feb-96.......................................      95.50          12.6534          7.5474
    01-Mar-96.......................................      95.50          12.9736          7.3611
    01-Apr-96.......................................      95.50          13.1886          7.2411
    01-May-96.......................................      95.50          13.2925          7.1845
    01-Jun-96.......................................      95.50          13.5619          7.0418
    01-Jul-96.......................................      95.50          13.8247          6.9079
    01-Aug-96.......................................      95.50          13.4421          7.1045
    01-Sep-96.......................................      95.50          13.4077          7.1228
    01-Oct-96.......................................      95.50          14.3005          6.6781
    01-Nov-96.......................................      95.50          14.5744          6.5526
    01-Dec-96.......................................      95.50          15.5372          6.1465
                                                                                        --------
              Total Units Purchased:                                                    571.7387
                                                                                            X
              Accumulation Unit Value (12/31/96):                                       $15.3389
                                                                                            =
              Ending Value (12/31/96):                                                  $  8,770
                                                                                        ========

             ENDING VALUE OF INVESTING $100 PER MONTH FOR 10 YEARS.

      (i-n)                                              (M)              (V)            (M/V)
                                                      AMOUNT TO
                                                     INVEST AFTER                     ACCUMULATION
     DATE OF                                        SALES CHARGES     ACCUMULATION       UNITS
     PURCHASE                                       AND OTHER FEES     UNIT VALUE      PURCHASED
   -------------                                    --------------    ------------    ------------
    01-Jan-87.......................................      80.50           4.4670          18.0210
    01-Feb-87.......................................      95.50           5.0209          19.0205
    01-Mar-87.......................................      95.50           5.1912          18.3965
    01-Apr-87.......................................      95.50           5.2691          18.1245
    01-May-87.......................................      95.50           5.1471          18.5541
    01-Jun-87.......................................      95.50           5.1553          18.5246
    01-Jul-87.......................................      95.50           5.4260          17.6004
    01-Aug-87.......................................      95.50           5.6539          16.8910
    01-Sep-87.......................................      95.50           5.7793          16.5245
    01-Oct-87.......................................      95.50           5.8216          16.4044
    01-Nov-87.......................................      95.50           4.7590          20.0672
    01-Dec-87.......................................      95.50           4.4781          21.3260
    01-Jan-88.......................................      95.50           4.6011          20.7559
    01-Feb-88.......................................      95.50           4.7031          20.3058
    01-Mar-88.......................................      95.50           4.8754          19.5881
    01-Apr-88.......................................      95.50           4.7715          20.0147
    01-May-88.......................................      95.50           4.7924          19.9274
    01-Jun-88.......................................      95.50           4.8829          19.5580
    01-Jul-88.......................................      95.50           4.9671          19.2265
    01-Aug-88.......................................      95.50           4.9710          19.2114
    01-Sep-88.......................................      95.50           4.7979          19.9045
    01-Oct-88.......................................      95.50           5.0030          19.0885
    01-Nov-88.......................................      95.50           5.0790          18.8029
    01-Dec-88.......................................      95.50           4.9835          19.1632
    01-Jan-89.......................................      95.50           5.1104          18.6874
    01-Feb-89.......................................      95.50           5.4220          17.6134
    01-Mar-89.......................................      95.50           5.2663          18.1342
    01-Apr-89.......................................      95.50           5.4073          17.6613
    01-May-89.......................................      95.50           5.6444          16.9194
    01-Jun-89.......................................      95.50           5.9490          16.0531
    01-Jul-89.......................................      95.50           5.8820          16.2360
    01-Aug-89.......................................      95.50           6.3159          15.1206
    01-Sep-89.......................................      95.50           6.4430          14.8223
    01-Oct-89.......................................      95.50           6.5212          14.6445
    01-Nov-89.......................................      95.50           6.4616          14.7796
    01-Dec-89.......................................      95.50           6.5830          14.5071
    01-Jan-90.......................................      95.50           6.5141          14.6605
    01-Feb-90.......................................      95.50           6.2247          15.3421
    01-Mar-90.......................................      95.50           6.2876          15.1886
    01-Apr-90.......................................      95.50           6.4357          14.8391

      (i-n)                                              (M)              (V)             (M/V)
                                                      AMOUNT TO
                                                     INVEST AFTER                      ACCUMULATION
     DATE OF                                        SALES CHARGES     ACCUMULATION        UNITS
     PURCHASE                                       AND OTHER FEES     UNIT VALUE        PURCHASED
  --------------                                  -----------------  --------------   ---------------
    01-May-90.......................................      95.50           6.4985          14.6957
    01-Jun-90.......................................      95.50           7.0847          13.4798
    01-Jul-90.......................................      95.50           7.1936          13.2757
    01-Aug-90.......................................      95.50           7.1271          13.3996
    01-Sep-90.......................................      95.50           6.6939          14.2667
    01-Oct-90.......................................      95.50           6.6191          14.4279
    01-Nov-90.......................................      95.50           6.4726          14.7545
    01-Dec-90.......................................      95.50           6.7525          14.1429
    01-Jan-91.......................................      95.50           6.9247          13.7912
    01-Feb-91.......................................      95.50           7.1938          13.2753
    01-Mar-91.......................................      95.50           7.6383          12.5028
    01-Apr-91.......................................      95.50           7.6810          12.4333
    01-May-91.......................................      95.50           7.8259          12.2031
    01-Jun-91.......................................      95.50           7.8695          12.1355
    01-Jul-91.......................................      95.50           7.6056          12.5565
    01-Aug-91.......................................      95.50           7.9530          12.0080
    01-Sep-91.......................................      95.50           8.1348          11.7397
    01-Oct-91.......................................      95.50           8.0678          11.8372
    01-Nov-91.......................................      95.50           8.2038          11.6409
    01-Dec-91.......................................      95.50           8.0001          11.9374
    01-Jan-92.......................................      95.50           8.8663          10.7711
    01-Feb-92.......................................      95.50           8.6582          11.0300
    01-Mar-92.......................................      95.50           8.6614          11.0259
    01-Apr-92.......................................      95.50           8.5176          11.2121
    01-May-92.......................................      95.50           8.5481          11.1721
    01-Jun-92.......................................      95.50           8.6905          10.9890
    01-Jul-92.......................................      95.50           8.5233          11.2046
    01-Aug-92.......................................      95.50           8.7179          10.9545
    01-Sep-92.......................................      95.50           8.6883          10.9918
    01-Oct-92.......................................      95.50           8.6729          11.0113
    01-Nov-92.......................................      95.50           8.7472          10.9178
    01-Dec-92.......................................      95.50           8.9620          10.6561
    01-Jan-93.......................................      95.50           9.1081          10.4852
    01-Feb-93.......................................      95.50           9.2553          10.3184
    01-Mar-93.......................................      95.50           9.0701          10.5291
    01-Apr-93.......................................      95.50           9.2795          10.2915
    01-May-93.......................................      95.50           8.9096          10.7188
    01-Jun-93.......................................      95.50           9.1733          10.4106
    01-Jul-93.......................................      95.50           9.0810          10.5165
    01-Aug-93.......................................      95.50           9.1075          10.4859
    01-Sep-93.......................................      95.50           9.4526          10.1030
    01-Oct-93.......................................      95.50           9.4595          10.0957
    01-Nov-93.......................................      95.50           9.6088           9.9388
    01-Dec-93.......................................      95.50           9.3918          10.1684
    01-Jan-94.......................................      95.50           9.7488           9.7961
    01-Feb-94.......................................      95.50           9.9856           9.5638
    01-Mar-94.......................................      95.50           9.3822          10.1788
    01-Apr-94.......................................      95.50           9.0780          10.5199
    01-May-94.......................................      95.50           9.1072          10.4862

     (i-n)                                                (M)              (V)            (M/V)
                                                       AMOUNT TO
                                                      INVEST AFTER                     ACCUMULATION
    DATE OF                                          SALES CHARGES     ACCUMULATION       UNITS
    PURCHASE                                         AND OTHER FEES     UNIT VALUE      PURCHASED
  ------------                                     -----------------  --------------  --------------
    01-Jun-94.......................................      95.50           9.3466          10.2176
    01-Jul-94.......................................      95.50           9.0101          10.5992
    01-Aug-94.......................................      95.50           9.4414          10.1150
    01-Sep-94.......................................      95.50           9.6275           9.9195
    01-Oct-94.......................................      95.50           9.3450          10.2194
    01-Nov-94.......................................      95.50           9.4603          10.0948
    01-Dec-94.......................................      95.50           9.0420          10.5618
    01-Jan-95.......................................      95.50           9.0288          10.5773
    01-Feb-95.......................................      95.50           9.1534          10.4333
    01-Mar-95.......................................      95.50           9.4018          10.1576
    01-Apr-95.......................................      95.50           9.7214           9.8237
    01-May-95.......................................      95.50           9.9893           9.5602
    01-Jun-95.......................................      95.50          10.3774           9.2027
    01-Jul-95.......................................      95.50          10.8929           8.7672
    01-Aug-95.......................................      95.50          10.9572           8.7157
    01-Sep-95.......................................      95.50          11.1328           8.5783
    01-Oct-95.......................................      95.50          11.3685           8.4004
    01-Nov-95.......................................      95.50          11.6024           8.2311
    01-Dec-95.......................................      95.50          11.9440           7.9956
    01-Jan-96.......................................      95.50          12.1986           7.8288
    01-Feb-96.......................................      95.50          12.6534           7.5474
    01-Mar-96.......................................      95.50          12.9736           7.3611
    01-Apr-96.......................................      95.50          13.1886           7.2411
    01-May-96.......................................      95.50          13.2925           7.1845
    01-Jun-96.......................................      95.50          13.5619           7.0418
    01-Jul-96.......................................      95.50          13.8247           6.9079
    01-Aug-96.......................................      95.50          13.4421           7.1045
    01-Sep-96.......................................      95.50          13.4077           7.1228
    01-Oct-96.......................................      95.50          14.3005           6.6781
    01-Nov-96.......................................      95.50          14.5744           6.5526
    01-Dec-96.......................................      95.50          15.5372           6.1465
                                                                                       ----------
              Total Units Purchased:                                                   1,544.1450
                                                                                            X
              Accumulation Unit Value (12/31/96):                                       $ 15.3389
                                                                                            =
              Ending Value (12/31/96):                                                  $  23,685
                                                                                       ==========